UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: October 7, 2002, amending Form 8-K filed August 7, 2002
                (Date of earliest event reported: August 1, 2002)

                             DND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                    333-42936                   87-0631750
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                               375 E. Elliot Road
                               Chandler, AZ 85225
               (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)


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Item 2 Acquisition or Disposition of Assets.

      DND Technologies, Inc. ("DND") previously reported on its Form 8-K filed on August 7, 2002 that it acquired (the "Acquisition") all of the issued and outstanding shares of Aspect Systems, Inc. dba Aspect Semiquip International, an Arizona corporation ("Aspect Semiquip") pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") dated May 15, 2002 between DND (formerly known as Zurickirch Corporation), John Chris Kirch, and Aspect Semiquip. As a result of the Acquisition, Aspect Semiquip became a wholly owned subsidiary of DND.

Item 5 Other Events.

      DND has been in default on its line of credit with Merrill Lynch since July 31, 2002 and is actively seeking another party to assume its obligations under the line of credit. Presently, DND is making default interest payments of approximately eight percent.

      DND changed its name from Zurickirch Corporation to DND Technologies, Inc. on September 4, 2002.

Item 7 Financial Statements and Exhibits.

      (a) As of the date of the filing of the initial Form 8-K reporting the Acquisition, it was impractical for DND to provide the financial statements required by this item 7(a). The financial statements of Aspect Semiquip, as required by Item 7(a) are filed herewith as Exhibit 99.1.

      (b) As of the date of the filing of the initial Form 8-K reporting the Acquisition, it was impractical for DND to provide the financial statements required by this item 7(b). DND's pro forma financial information required by
Item 7(b) is filed herewith as Exhibit 99.1.

      (c) The accompanying proforma consolidated balance sheets of DND as of June 30, 2002 and December 31, 2001, and the consolidated statements of earnings and retained deficit for the six and twelve months then ended have been prepared by DND management. The proforma consolidated financial statements present, to the best of management's knowledge and belief, the financial position and results of operations of DND and Aspect Semiquip for the periods indicated above as if the stock exchange was effective as of those dates. All inter-company transactions have been eliminated in consolidation.

      As disclosed in DND's June 30, 2002 10QSB, effective August 2, 2002 DND acquired, pursuant to an Agreement and Plan of Reorganization, a majority of the issued and outstanding shares of Aspect Semiquip. Upon closing, DND exchanged approximately 18,000,000 restricted shares of its $ .001 common stock for 1,750,000 common shares of Aspect Semiquip.

      Management directs the readers' attention to the separate audited financial statements and footnotes for additional information regarding each entity.

      (d)   Exhibits

3.3 First Amendment to DND Articles of Incorporation effective as of September 4, 2002.

99.1 Unaudited Financial Statements of Aspect Semiquip for the period ended June 30, 2002.

99.2 Unaudited pro forma balance sheet as of June 30, 2002 and unaudited pro forma statement of earnings for the six months ended June 30, 2002 and the year ended December 31, 2001.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 7, 2002.

                                             DND Technologies, Inc., a Nevada
                                             corporation



                                             By: /s/ Douglas Dixon
                                                --------------------------------
                                                Douglas Dixon, President and CEO